Exhibit B: Sub-item 77Q1: Exhibits
Amendment to Schedule A of the Investment Advisory Agreement between PBHG Funds and Liberty Ridge Capital, Inc. is incorporated herein by reference to Exhibit (d)(l)(i) in Registrants Post-Effective Amendment No. 80 filed with the Securities and Exchange Commission on January 14, 2005 (Accession No. 0001135428-05-000028)